UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
June 16, 2022
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COUPANG, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-40115	27-2810505
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
Tower 730, 570, Songpa-daero
Songpa-gu, Seoul Republic of Korea 05510
(Address of principal executive offices, including zip code)

+82 (2) 6150-5422
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.0001 per share	CPNG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 16, 2022, Coupang, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted on four proposals at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 2, 2022. Holders of the Company’s Class A common stock were entitled to one vote per share held as of the close of business on April 22, 2022 (the “Record Date”) and holders of the Company’s Class B common stock were entitled to 29 votes per share held as of the Record Date. Holders of Class A common stock and holders of Class B common stock voted together as a single class on all matters submitted to a vote of stockholders at the Annual Meeting.

The final results for each proposal considered at the Annual Meeting are set forth below.

1.The following nominees were elected as directors, each to hold office until the next Annual Meeting or until his successor is duly elected and qualified, by the vote set forth below:

	For	Against	Abstain	Broker Non-Votes
Bom Kim	5,773,211,008	38,436,675	1,117,518	118,483,852
Neil Mehta	5,468,386,029	342,737,918	1,641,254	118,483,852
Jason Child	5,808,671,828	2,575,401	1,517,972	118,483,852
Pedro Franceschi	5,803,641,027	7,566,635	1,557,539	118,483,852
Benjamin Sun	5,773,040,126	38,154,268	1,570,807	118,483,852
Kevin Warsh	5,679,586,140	131,239,444	1,939,617	118,483,852
Harry You	5,572,354,041	238,498,259	1,912,901	118,483,852

2.The appointment of Samil PricewaterhouseCoopers as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, was ratified by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
5,929,037,185	963,379	1,248,489	N/A

3.The compensation of the Company’s named executive officers as disclosed in the proxy statement was approved in a non-binding vote, as set forth below:

For	Against	Abstain	Broker Non-Votes
5,707,562,101	102,767,971	2,435,129	118,483,852

4.A non-binding vote on the frequency of future stockholder votes to approve the compensation of the Company’s named executive officers received the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
5,806,114,759	446,918	1,890,551	4,312,973	118,483,852

In light of this vote, the Company has decided, going forward, to include a non-binding stockholder vote to approve the compensation of the Company’s named executive officers on an annual basis until the next required vote on frequency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUPANG INC. (REGISTRANT)

By:	/s/ Harold Rogers
Harold Rogers
General Counsel and Chief Administrative Officer

Dated: June 21, 2022